Exhibit 21.1

Bluerock Residential Growth REIT, Inc.

List of Subsidiaries

1.	Bluerock Residential Holdings, L.P., a Delaware limited partnership

2.	Bluerock REIT Holdings, LLC, a Delaware limited liability company

3.	BEMT Springhouse, LLC, a Delaware limited liability company

4.	BR Springhouse Managing Member, LLC, a Delaware limited liability company

5.	BR Hawthorne Springhouse JV, LLC, a Delaware limited liability company

6.	BR Springhouse, LLC, a Delaware limited liability company

7.	BEMT Enders, LLC, a Delaware limited liability company

8.	BR Enders Managing Member, LLC, a Delaware limited liability company

9.	Waypoint Bluerock Enders JV, LLC, a Delaware limited liability company

10.	Waypoint Enders Owner, LLC, a Delaware limited liability company

11.	BEMT Berry Hill, LLC, a Delaware limited liability company

12.	BR Berry Hill Managing Member, LLC, a Delaware limited liability company

13.	BR Berry Hill Managing Member II, LLC, a Delaware limited liability company

14.	BR Stonehenge 23Hundred JV, LLC, a Delaware limited liability company

15.	23Hundred, LLC, a Delaware limited liability company

16.	BRG North Park Towers, LLC, a Delaware limited liability company

17.	BR VG Ann Arbor JV Member, LLC, a Delaware limited liability company

18.	BRG Ann Arbor, LLC, a Delaware limited liability company

19.	Village Green of Ann Arbor Associates, LLC, a Michigan limited liability company

20.	BR Oak Crest Villas, LLC, a Delaware limited liability company

21.	BRG Oak Crest, LLC, a Delaware limited liability company

22.	Oak Crest Villas JV, LLC, a Delaware limited liability company

23.	Villas Partners, LLC, a Delaware limited liability company

24.	BR Waterford JV Member, LLC, a Delaware limited liability company

25.	BRG Waterford, LLC, a Delaware limited liability company

26.	Bell BR Waterford Crossing JV, LLC, a Delaware limited liability company

27.	BR VG MDA JV Member, LLC, a Delaware limited liability company

28.	BEMT MDA, LLC, a Delaware limited liability company

29.	MDA City Apartments, LLC, a Delaware limited liability company

30.	BR T&C BLVD JV Member, LLC, a Delaware limited liability company

31.	BRG T&C BLVD Houston, LLC, a Delaware limited liability company

32.	BR T&C BLVD., LLC, a Delaware limited liability company

33.	BR Lansbrook JV Member, LLC, a Delaware limited liability company

34.	BRG Lansbrook, LLC, a Delaware limited liability company

35.	BR Carroll Lansbrook JV, LLC, a Delaware limited liability company

36.	BR Carroll Lansbrook, LLC, a Delaware limited liability company

37.	BR Orlando UCFP, LLC, a Delaware limited liability company

38.	BRG UCFP Investor, LLC, a Delaware limited liability company

39.	BR/CDP UCFP Venture, LLC, a Delaware limited liability company

40.	UCFP Owner, LLC, a Delaware limited liability company

41.	BRG Southside, LLC, a Delaware limited liability company

42.	BR Southside Member, LLC, a Delaware limited liability company

43.	BR Bellaire BLVD, LLC, a Delaware limited liability company

44.	BRG Grande Lakes, LLC, a Delaware limited liability company

45.	BR Carroll Grande Lakes JV, LLC, a Delaware limited liability company

46.	BR Carroll Arium Grande Lakes Owner, LLC, a Delaware limited liability company

47.	BR Fox Hills TIC-1, LLC, a Delaware limited liability company

48.	BR Fox Hills TIC-2, LLC, a Delaware limited liability company

49.	BR Park & Kingston Charlotte, LLC, a Delaware limited liability company

50.	CB Owner, LLC, a Delaware limited liability company

51.	BR/CDP CB Venture, LLC, a Delaware limited liability company

52.	BR Cheshire Member, LLC, a Delaware limited liability company

53.	BRG Cheshire, LLC, a Delaware limited liability company

54.	BRG Ashton NC, LLC, a Delaware limited liability company

55.	BR Ashton I Owner, LLC, a Delaware limited liability company

56.	BRG World Gateway Orlando, LLC, a Delaware limited liability company

57.	BR World Gateway JV Member, LLC, a Delaware limited liability company

58.	BR Carroll World Gateway Orlando JV, LLC, a Delaware limited liability company

59.	BR Carroll World Gateway, LLC, a Delaware limited liability company

60.	BRG Whetstone Durham, LLC, a Delaware limited liability company

61.	BR Whetstone Member, LLC, a Delaware limited liability company

62.	BR-TBR Whetstone Venture, LLC, a Delaware limited liability company

63.	BR-TBR Whetstone Owner, LLC, a Delaware limited liability company

64.	BRG DFW Portfolio, LLC, a Delaware limited liability company

65.	BR DFW Portfolio Member, LLC, a Delaware limited liability company

66.	BR Carroll DFW Portfolio JV, LLC, a Delaware limited liability company

67.	BR Carroll Phillips Creek Ranch, LLC, a Delaware limited liability company

68.	BR Carroll Phillips Creek Ranch Holdings, LLC, a Delaware limited liability company

69.	BR Carroll Keller Crossing, LLC, a Delaware limited liability company

70.	BR Carroll Keller Crossing Holdings, LLC, a Delaware limited liability company

71.	Villas Phillips Creek Partners, LLC, a Georgia limited liability company

72.	FW Tarrant Partners, LLC, a Georgia limited liability company

73.	BRG Domain Phase 1, LLC, a Delaware limited liability company

74.	BR Member Domain Phase 1, LLC, a Delaware limited liability company

75.	BR – ArchCo Domain Phase 1 JV, LLC, a Delaware limited liability company

76.	BR – ArchCo Domain Phase 1, LLC, a Delaware limited liability company

77.	BRG Domain Phase 2, LLC, a Delaware limited liability company

78.	BR Member Domain Phase 2, LLC, a Delaware limited liability company

79.	BR – ArchCo Domain Phase 2 JV, LLC, a Delaware limited liability company

80.	BR – ArchCo Domain Phase 2, LLC, a Delaware limited liability company

81.	BRG Domain Phase 3, LLC, a Delaware limited liability company

82.	BR Member Domain Phase 3, LLC, a Delaware limited liability company

83.	BR – ArchCo Domain Phase 3 JV, LLC, a Delaware limited liability company

84.	BR – ArchCo Domain Phase 3, LLC, a Delaware limited liability company

85.	BRG Flagler Village, LLC, a Delaware limited liability company

86.	BR Flagler JV Member, LLC, a Delaware limited liability company

87.	BR ArchCo Flagler Village JV, LLC, a Delaware limited liability company

88.	BR ArchCo Flagler Village, LLC, a Delaware limited liability company

89.	BR-TBR Whetstone Owner, LLC, a Delaware limited liability company

90.	BRG Lake Boone NC, LLC, a Delaware limited liability company

91.	BR Lake Boone JV Member, LLC, a Delaware limited liability company

92.	BR-TBR Lake Boone NC Venture, LLC, a Delaware limited liability company

93.	BR-TBR Lake Boone NC Owner, LLC, a Delaware limited liability company

94.	BRG SW FL Portfolio, LLC, a Delaware limited liability company

95.	BR SW FL Portfolio JV Member, LLC, a Delaware limited liability company

96.	BR Carroll SW FL Portfolio JV, LLC, a Delaware limited liability company

97.	BR Carroll Palmer Ranch, LLC, a Delaware limited liability company

98.	BR Carroll Naples, LLC, a Delaware limited liability company

99.	BRG Morehead NC, LLC, a Delaware limited liability company

100.	BR Morehead JV Member, LLC, a Delaware limited liability company

101.	BR ArchCo Morehead JV, LLC, a Delaware limited liability company

102.	BR ArchCo Morehead, LLC, a Delaware limited liability company